UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2015

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02                   Results of Operations and Financial Condition.

On July 29, 2015, Hilltop Holdings Inc., or the Company, issued a press release announcing its results of operations and financial condition as of and for the three months ended June 30, 2015.  The text of the release is set forth in Exhibit 99.1 attached to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)                     Financial statements of businesses acquired.

Not applicable.

(b)                     Pro forma financial information.

Not applicable.

(c)                      Shell company transactions.

Not applicable.

(d)                     Exhibits.

The following exhibit(s) are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit

99.1	Press Release dated July 29, 2015 (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: July 29, 2015	By:	/s/ COREY PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	Executive Vice President,
General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release dated July 29, 2015 (furnished pursuant to Item 2.02).

Exhibit Index